FORM 8-K


                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                 CURRENT REPORT


                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                             SECURITIES ACT OF 1934

Date of Report (Date of earliest event reported):             October 26, 1998

                        OASIS RESORTS INTERNATIONAL INC.
             (Exact name of registrant as specified in its charter.)

                                     Kansas
                    (State of incorporation or organization)

                                     0-9476
                            (Commission File Number)

                                   48-0680109
                      (I.R.S. Employee Identification No.)

                         915 N. Wells, Wendover, Nevada
                    (Address of principal executive offices)

                                      89883
                                   (Zip Code)

       Registrant's telephone number, including area code: (702) 664-3484

                             FLEXWEIGHT CORPORATION
          (Former name or former address, if changed since last report)

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Item 1.  Changes in Control of Registrant

                  Upon reincorporation in Nevada (see Item 5 below) the Company increased its authorized capital stock from Twenty Five Million (25,000,000)
shares of $0.10 par value  common  stock to Seventy  Five  Million  (75,000,000)
shares of $0.001 par value common stock and Twenty Five Million (25,000,000) shares of $0.001 par value preferred stock. Each share of Flexweight was exchanged for One (1) share in the new corporation. Additionally (see Item 2 below), Flexweight issued Six Million Eight Hundred Seventeen Thousand Two Hundred Forty Eight (6,817,248) shares of common stock, Six Million (6,000,000) warrants representing the right to acquire Thirty Six Million (36,000,000) additional shares of common stock and promissory notes with an aggregate face value of $180 million to NuOasis International, Inc. in exchange for certain assets in NuOasis International, Inc.

Item 2.  Acquisition or Disposition of Assets

                  On October 19, 1998, Flexweight entered into an exchange agreement with NuOasis International, Inc., a wholly owned subsidiary of NuOasis Resorts, Inc., trading symbol NUOA. Flexweight acquired all of the equity interest owned by NuOasis International Inc. in Cleopatra Gammarth, Limited (which operates the casino Cleopatra Cap Gammarth), Cleopatra Hammamet Limited (which operates the casino Cleopatra Hammamet Casino) and Cleopatra's World, Inc. (which operates the Le Palace Hotel & Resorts at Cap Gammarth). All of the properties are located in Tunisia.

                  NuOasis International received the following consideration from Flexweight in exchange of its assets: Six Million Eight Hundred Seventeen Thousand Two Hundred Forty Eight (6,817,248) shares of common stock, Six Million (6,000,000) warrants representing the right to acquire Thirty Six Million (36,000,000) additional shares of common stock and promissory notes with an aggregate face value of $180 million.

Item 3.  Bankruptcy or Receivership

                  N/A

Item 4.  Changes in Registrant's Certifying Accountant

                  N/A

Item 5.  Other Events

                  Effective  October  19,  1998 the  Company  reincorporated  in
Nevada and, in the process changed the name of the Company from Flexweight Corporation to Oasis Resorts International, Inc. to better reflect its new corporate direction.

Item 6.  Resignation of Registrant's Directors

                  N/A

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Item 7.  Financial Statements and Exhibits

         Exhibit A: Asset Exchange Agreement between Flexweight Corporation and
                    NuOasis International Inc.

Item 8.  Change in Registrant's Fiscal Year

                  N/A

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                                    SIGNATURE

         Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                        FLEXWEIGHT CORPORATION
                                        (Registrant)

Dated: October 26, 1998                 By:  /s/  Walter Sanders
                                             ----------------------------------
                                                  Walter Sanders,
                                                  Chairman of the Board
                                                  and President

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